                                                                   EXHIBIT 99(i)

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the  Quarterly  Report  of Eagle  Exploration  Company  and
subsidiaries  (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the  Securities  and  Exchange  Commission  on the date  hereof  (the
"Report"), I, Raymond N. Joeckel,  Director,  Principal Executive and Accounting
and Financial  Officer of the Company,  certify,  pursuant to 18 U.S.C.  section
1350,  as adopted  pursuant  to Section 906 of the  Sarbanes-Oxley  Act of 2002,
that:  (1) The Report fully complies with the  requirements  of Section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

(2)  The information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

                                     /s/ Raymond N. Joeckel
                                     ----------------------
                                     Raymond N. Joeckel,
                                     Director, Principal Executive and
                                     Accounting and Financial Officer

Officer Dated: August 16, 2002